SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2008

BANKFINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	0-51331	75-3199276
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

15W060 North Frontage Road, Burr Ridge, Illinois	60527
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 894-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2008, BankFinancial, F.S.B. (the “Bank”), the principal subsidiary of BankFinancial Corporation (the “Company”), entered into amended and restated employment agreements with each of the “Named Executive Officers” (as defined by Item 402(a)(3) of Securities and Exchange Commission Regulation S-K) of the Company—F. Morgan Gasior, Chairman, Chief Executive Officer and President, Paul A. Cloutier, Executive Vice President and Chief Financial Officer, James J. Brennan, Executive Vice President, Corporate Secretary and General Counsel, Robert O’Shaughnessy, Executive Vice President and Chief Credit Officer, and Christa N. Calabrese, Regional President (each, an “Officer”). The amended and restated employment agreements amend and supersede the prior employment agreements with each of the Officers, which were filed as Exhibits to the Company’s Registration Statement on Form S-1 (File Number 333-119217).

The amended and restated employment agreements reflect the following changes from the prior employment agreements with each of the Officers:

•

Code Section 409A Amendments. The amended and restated employment agreements contain certain technical changes designed to bring the agreements into full documentary compliance with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended, and the final regulations issued thereunder.

•

Termination for Good Reason. The amended and restated employment agreements include a change of control of the Company as an additional event that will give rise to a “good reason” for termination of employment by an Officer.

•

Form of Severance Payments. The amended and restated employment agreements change the form of severance payments due upon an involuntary termination (termination “without cause” or in the event of a “disability determination” or resignation for “good reason”) from a series of installments over a period of 36 months to a single lump sum.

In addition, the amended and restated employment agreements for Messrs. Gasior, Brennan and Cloutier and Ms. Calabrese now provide for continuing, post-employment healthcare benefits under the Company’s group health insurance plan, at the Officer’s cost, until such Officers become eligible for benefits under Medicare or for comparable coverage under another employer’s group health insurance plan.

Copies of the amended and restated employment agreements for the Officers of the Company are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto and incorporated by reference herein. The foregoing summary of changes is qualified by the full text of the amended and restated employment agreements.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document
10.1	Amended and Restated Employment Agreement, dated as of May 6, 2008, between BankFinancial, F.S.B. and F. Morgan Gasior

10.2	Amended and Restated Employment Agreement, dated as of May 6, 2008, between BankFinancial, F.S.B. and Paul A. Cloutier

10.3	Amended and Restated Employment Agreement, dated as of May 6, 2008, between BankFinancial, F.S.B. and James J. Brennan

10.4	Amended and Restated Employment Agreement, dated as of May 6, 2008, between BankFinancial, F.S.B. and Robert O’Shaughnessy

10.5	Amended and Restated Employment Agreement, dated as of May 6, 2008, between BankFinancial, F.S.B. and Christa N. Calabrese

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKFINANCIAL CORPORATION
(Registrant)

Dated: May 9, 2008	By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
10.1	Amended and Restated Employment Agreement between BankFinancial, F.S.B. and F. Morgan Gasior

10.2	Amended and Restated Employment Agreement between BankFinancial, F.S.B. and Paul A. Cloutier

10.3	Amended and Restated Employment Agreement between BankFinancial, F.S.B. and James J. Brennan

10.4	Amended and Restated Employment Agreement between BankFinancial, F.S.B. and Robert O’Shaughnessy

10.5	Amended and Restated Employment Agreement between BankFinancial, F.S.B. and Christa N. Calabrese